Exhibit 10.2

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of July 14, 2004, amends certain provisions of the Credit Agreement dated as of August 25, 2003 (the “Existing Credit Agreement”) by and among Monitronics International, Inc., a Texas corporation (the “Borrower”), the Lenders from time to time party thereto, Fleet National Bank, as Administrative Agent for the Credit Parties, and Bank of America, N.A., as Syndication Agent for the Credit Parties.

W I T N E S S E T H:

WHEREAS, on the date hereof, the Borrower and the holders of substantially all of the Borrower’s Capital Stock intend to engage in a series of transactions (collectively, the “Recapitalization”) pursuant to which, among other things, (i) the Borrower will amend its Organizational Documents to cancel its various existing series of Preferred Stock and create a new, single series of Preferred Stock, (ii) the Borrower’s principal shareholders will exchange their existing shares of Capital Stock of the Borrower for shares of the new series of Preferred Stock or for common stock of the Borrower and in connection therewith Borrower will redeem certain existing shares of Preferred Stock for an aggregate redemption price of approximately $5,300,000 and (iii) two of the Borrower’s stockholders will sell shares of the Borrower’s common stock received in the share exchange described above to two third parties;

WHEREAS, various aspects of the Recapitalization are prohibited by the Existing Credit Agreement and may not be completed by the Borrower without waivers from the Administrative Agent and the Required Lenders;

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders (i) provide the waivers necessary to permit the Borrower to accomplish the Recapitalization without violating the Existing Credit Agreement and (ii) agree to certain other amendments to the Existing Credit Agreement; and

WHEREAS, upon and subject to the terms hereof, in accordance with Section 11.1 of the Credit Agreement, the Administrative Agent and the Required Lenders hereby provide the waivers specified herein and agree to the amendments to the Existing Credit Agreement specified herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

ARTICLE I

DEFINITIONS AND RULES OF INTERPRETATION

Each capitalized term that is used herein and is defined in the Existing Credit Agreement shall have the meaning specified therein unless such term is otherwise defined herein. In addition, the rules of interpretation set forth in Section 1.3 of the Existing Credit Agreement apply herein. As used herein, the term “Credit Agreement” shall mean the Existing Credit

Agreement as amended by and through the date hereof, including by this Amendment, and as further amended, restated, modified, supplemented and/or extended from time to time. This Amendment is a Loan Document.

ARTICLE II

WAIVERS, AMENDMENTS, ETC.

Section 2.1. Waivers. Solely in connection with the Recapitalization, the Administrative Agent and the Required Lenders hereby waive the Borrower’s obligations under the following Sections of the Existing Credit Agreement: Section 8.3(a); Section 8.7; Section 8.11; Section 8.12(a); Section 8.12(b); and Section 8.13.

Section 2.2. Amendments.

(a) Amendment to Schedules. The following Schedules amend, replace and supersede the corresponding Schedules attached to the Existing Credit Agreement:

Schedule 4.5(a)	Properties

Schedule 4.8	Material Agreements and Licenses

Schedule 4.12	Taxes

Schedule 4.13	Ownership of the Borrower and its Subsidiaries

In addition, the following new Schedule shall be added to, and become a part of, the Credit Agreement:

Schedule 4.6	Proceedings

(b) Amendments to Section 1.1. Section 1.1 of the Existing Credit Agreement is hereby amended as follows:

(i) Additional Definitions. The following definitions are hereby added to the Section 1.1 of the Credit Agreement in alphabetical order:

“‘First Amendment’ means the First Amendment to Credit Agreement dated as of the First Amendment Closing Date by and among the Borrower, the Administrative Agent and the Lenders party thereto.”

“‘First Amendment Closing Date’ means July 14, 2004.”

“‘Stock Restriction Agreement’ means a Restricted Stock Ownership Agreement between the Borrower or a Subsidiary of the Borrower and an employee thereof, in substantially the form of Exhibit C to the First Amendment.”

(ii) Amendment to Definition of “Affiliate Subordination Agreement”. The definition of the term “Affiliate Subordination Agreement” is hereby amended and restated as follows:

“‘Affiliate Subordination Agreement’ means the Amended and Restated Affiliate Subordination Agreement, dated as of the First Amendment Closing Date, made by each of Austin Ventures, Capital Resource Lenders II, L.P., New York Life Capital Partners II, L.P., PPM America Private Equity Fund LP, NML, ABRY Partners IV, L.P. and ABRY Investment Partnership, L.P. in favor of the Administrative Agent, for the benefit of the Credit Parties.”

(iii) Amendment to Definition of “Fixed Charges”. Clause (d) of the definition of “Fixed Charges” is hereby amended by adding the following proviso at the end thereof:

“; provided, however, that the cash payments made to Windward Capital Partners II, L.P. and Windward Capital LP II, LLC as part of the Recapitalization (as defined in the First Amendment) shall not be considered a Fixed Charge”.

(iv) Amendment to Definition of “NOI”. The definition of “NOI” is hereby amended by adding the following clause at the end thereof:

“, plus (e) all transaction expenses paid by Borrower on a one-time basis in connection with the Recapitalization (as defined in the First Amendment).”

(v) Amendment to Definition of “Pledge Agreement”. The definition of the term “Pledge Agreement” is hereby amended and restated as follows:

“‘Pledge Agreement’ means the Amended and Restated Pledge Agreement, dated as of the First Amendment Closing Date, made by the Pledgors in favor of the Administrative Agent, for the benefit of the Credit Parties.”

(vi) Amendment to Definition of “Pledgors”. The definition of the term “Pledgors” is hereby amended and restated as follows:

“‘Pledgors’ means, collectively, Austin Ventures, Capital Resource Lenders II, L.P., New York Life Capital Partners II, L.P., PPM America Private Equity Fund LP, ABRY Partners IV, L.P., ABRY Investment Partnership, L.P., The Northwestern Mutual Life Insurance Company, Hull Family Limited Partnership, Robert Sherman, Michael Gregory, Michael Meyers and Stephen Hedrick.”

(vii) Amendment to Definition of “Indebtedness”. Clause (h) of the definition of the term “Indebtedness” is hereby amended by adding the following parenthetical phrase at the end thereof:

“(it being understood that if such Preferred Stock is mandatorily redeemable only upon the occurrence or satisfaction of specified conditions, such Preferred Stock shall not be considered mandatorily redeemable for the purposes of this clause unless such specified conditions have occurred or been satisfied)”

(viii) Amendment to Definition of “Shareholders Agreement”. The definition of the term “Shareholders Agreement” is hereby amended and restated as follows:

“‘Shareholders Agreement’ means that certain Fifth Amended and Restated Shareholders Agreement, dated as of the First Amendment Closing Date, as amended from time to time, among the Borrower and the Shareholders named therein.”

Section 2.3. Amendment to Section 4.6. Section 4.6 of the Existing Credit Agreement is hereby amended by adding the following sentence at the end thereof:

“Set forth on Schedule 4.6 is a brief description of the status, as of the First Amendment Closing Date, and nature of certain proceedings involving the Borrower that have been initiated since the Effective Date by various state attorneys general, it being understood, based on the Borrower’s assessment of such status as of the First Amendment Closing Date, that such proceedings, individually or in the aggregate, could not be reasonably expected to result in a Material Adverse effect.”

Section 2.4. Amendment to Section 4.8. Section 4.8 of the Existing Credit Agreement is hereby amended by deleting the term “Effective Date” appearing therein and inserting in lieu thereof the term “First Amendment Closing Date”.

Section 2.5. Amendment to Section 4.13. Section 4.13 of the Existing Credit Agreement is hereby amended by deleting the term “Effective Date” appearing therein and inserting in lieu thereof the term “First Amendment Closing Date”.

Section 2.6. Amendment to Section 8.3(b)(i). Section 8.3(b)(i) of the Existing Credit Agreement is hereby amended by deleting the term “Effective Date” appearing therein and inserting in lieu thereof the term “First Amendment Closing Date”.

Section 2.7. Amendment to Section 8.7(d). Section 8.7(d) of the Existing Credit Agreement is hereby amended by deleting the term “Effective Date” appearing therein and inserting in lieu thereof the term “First Amendment Closing Date”.

Section 2.8. Amendment to Section 8.7(e). Section 8.7(e) of the Existing Credit Agreement is hereby amended by deleting the word “reserved” appearing therein and inserting in lieu thereof the following:

“redemptions of Capital Stock from employees of the Borrower or a Subsidiary of the Borrower pursuant to and in accordance with the terms of a Stock Restriction Agreement, provided that the aggregate amount of such redemptions in any fiscal year of the Borrower shall not exceed Fifty Thousand Dollars ($50,000)”

Section 2.9. Amendment to Section 8.7(g). Section 8.7(g) of the Existing Credit Agreement is hereby amended (a) adding the words “and common stock” immediately after the words “the Preferred Stock” therein, (b) by deleting the amount “Fifty Thousand Dollars ($50,000)” appearing therein and inserting in lieu thereof the amount “One Hundred Fifty Thousand Dollars ($150,000)”, and (c) by adding the following proviso at the end thereof:

“; provided, however, that, in addition to any of the foregoing expenses, the Borrower may pay or reimburse out-of-pocket expenses incurred by securities holders of the Borrower to the extent any such expenses are incurred in connection with the Recapitalization (as defined in the First Amendment), including without limitation expenses incurred by ABRY Partners IV, L.P. and/or affiliates thereof in connection with filings made in accordance with the provisions of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and for reasonable out-of-pocket attorneys fees and expenses incurred by such entity or entities in connection therewith.”

Section 2.10. Amendment to Section 8.12(a). Section 8.12(a) of the Existing Credit Agreement is hereby amended by deleting such Section in its entirety and inserting in lieu thereof the following:

“The Borrower shall not, and shall not permit any of its Subsidiaries to, enter into or agree to any amendment, modification or waiver of any term or condition of its Organizational Documents except for such amendments, modifications or waivers that could not be reasonably expected to adversely affect any Credit Party or the rights of any Credit Party under the Loan Documents; provided however that in no event may the Borrower enter into or agree to any amendment or modification of Sections 1E or 3I of Article 4 of, or the definition of the term “Credit Agreement” in, the Borrower’s Articles of Incorporation as in effect on the First Amendment Closing Date. Without the prior written consent of the Required Lenders, the Borrower will not (a) amend, restate or modify, nor will the Borrower consent to any amendment, restatement, or modification of, Section 1G of the Shareholders’ Agreement, except for such amendments, restatements or modifications that could not be reasonably expected to adversely affect any Credit Party or the rights of any Credit Party under the Loan Documents, or (b) enter into any agreement with any other party to grant such party rights similar to those granted under Section 1G of the Shareholders’ Agreement.”

ARTICLE III

REPRESENTATIONS AND WARRANTIES, COVENANTS, CONDITIONS

PRECEDENT, ETC.

Section 3.1. Confirmation of Representations, Warranties and Covenants, Etc. The Borrower, by execution of this Amendment, certifies to the Credit Parties that:

(a) Each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, as if fully set forth in this Amendment and that, as of the date hereof, no Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document;

(b) The Borrower is in compliance in all material respects with all of the terms and provisions set forth in the Credit Agreement on its part to be observed or performed on or prior to the date of this Amendment; and

(c) Since March 31, 2004, there has been no change in the assets or liabilities or in the financial or other condition of the Borrower or any of its Subsidiaries that could have a Material Adverse effect.

Section 3.2. Authorization, Validity and Enforceability. This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes, and the Credit Agreement, and each of the other Loan Documents, as amended by and through the date hereof, constitute, legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of rights of creditors generally and except to the extent that enforcement of rights and remedies set forth therein may be limited by equitable principles (regardless of whether enforcement is considered in a court of law or a proceeding in equity).

Section 3.3. Conditions Precedent. Prior to or concurrently with the execution of this Amendment, and as a condition to the obligation of the Administrative Agent and the Required Lenders to execute this Amendment:

(a) The Administrative Agent shall have received evidence satisfactory to it that the Recapitalization has been completed in accordance with the terms of a Recapitalization Agreement, a Stock Purchase Agreement, a Fifth Amended and Restated Shareholders Agreement, a Fifth Amended and Restated Registration Rights Agreement and Amended and Restated Articles of Incorporation in the forms of Annex A, Annex B, Annex C, Annex D and Annex E hereto, respectively.

(b) The Administrative Agent shall be satisfied that the Borrower’s Amended and Restated Articles of Incorporation that are being filed with the Secretary of State of Texas on the First Amendment Closing Date in connection with the Recapitalization provide that the Borrower may not redeem any Capital Stock prior to the date that is ninety-one (91) days after the earlier of the last stated maturity of any Loans under the Credit Agreement or the date on which all Obligations under the Loan Documents have been satisfied in full, the Commitments hereunder have been terminated and all obligations in respect of any Letter of Credit have terminated.

(c) The Borrower shall have received the favorable opinion of Vinson & Elkins L.L.P., counsel to the Borrower, addressed to the Credit Parties, regarding such matters as the Administrative Agent shall reasonably request in connection with the transactions contemplated hereby, and the Credit Parties shall be addressees on (or otherwise entitled to rely on) any opinion of Vinson & Elkins L.L.P., or any other counsel of the Borrower, delivered in connection with the Recapitalization.

(d) The Administrative Agent shall have received results of tax, judgment and lien searches with respect to the Borrower as of a date proximate to the date hereof, and the results thereof shall be satisfactory to the Administrative Agent.

(e) The Administrative Agent shall have received a certificate, dated the First Amendment Closing Date, of the Secretary of the Borrower:

(i) attaching a true and complete copy of the resolutions of its Board of Directors and of all other documents evidencing all necessary corporate action (in form and substance satisfactory to the Administrative Agent) taken to authorize the execution, delivery and performance of this Amendment, the principal documents involved in the Recapitalization and each of the other documents and instruments contemplated hereby and thereby;

(ii) attaching a true and complete copy of its Organizational Documents;

(iii) setting forth the incumbency of its officers who are authorized to and who sign this Amendment, including therein a signature specimen of such officers; and

(iv) attaching a certificate of good standing of the Secretary of State of the jurisdiction of its formation.

(f) The Borrower shall have caused to be delivered to the Administrative Agent a copy of the Affiliate Subordination Agreement, in the form of Exhibit A hereto, executed by each of the parties thereto other than the “Secured Party” named therein.

(g) The Borrower shall have caused to be delivered to the Administrative Agent a copy of the Pledge Agreement, in the form of Exhibit B hereto, executed by each of the parties thereto other than the “Secured Party” named therein, and all items of “Pledged Collateral” referred to therein shall have been delivered to the Administrative Agent (or Special Counsel).

(h) The Credit Parties shall have received all fees and other amounts due and payable to the Credit Parties, and their respective Affiliates, under the Loan Documents or any separate letter agreement or other arrangement to the extent that such fees or other amounts are payable on or prior to the First Amendment Closing Date, including, to the extent invoiced, reimbursement or payment of the fees and disbursements of Special Counsel and all other out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder.

(i) The Administrative Agent shall have received all other information and documents which the Administrative Agent or its counsel may reasonably have requested in connection with the transactions contemplated by this Amendment, such information and documents where appropriate to be certified by one of the Borrower’s officers or a Governmental Authority.

ARTICLE IV

MISCELLANEOUS PROVISIONS

Section 4.1. Survival. Except as expressly provided herein, this Amendment does not constitute a waiver of or amendment to any provision of the Existing Credit Agreement or any of the other Loan Documents and does not affect any other term, condition or provision of the Existing Credit Agreement or any of the other Loan Documents, each of which shall continue in full force and effect.

Section 4.2. Governing Law. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the laws of the State of New York (without giving effect to the principles thereof relating to conflicts of law).

Section 4.3. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, including facsimile counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

Section 4.4. Headings. The headings of the several Articles, Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

MONITRONICS INTERNATIONAL, INC.

By:	/s/ James R. Hull
Name: James R. Hull
Title: President and CEO

FLEET NATIONAL BANK, as Administrative Agent

By:	/s/ John F. Lynch
Name: John F. Lynch
Title: Senior Vice President

[Counterpart signature pages of Lenders follow]

LENDER:

FLEET NATIONAL BANK (Name of Institution)

By:	/s/ John F. Lynch
Name: John F. Lynch
Title: Senior Vice President

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

BANK OF AMERICA, N.A. (Name of Institution)

By:	/s/ John F. Lynch
Name: John F. Lynch
Title: Senior Vice President

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

U.S. BANK NATIONAL ASSOCIATION (Name of Institution)

By:	/s/ Gail F. Scannell
Name: Gail F. Scannell
Title: Vice President

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

LASALLE BANK NATIONAL ASSOCIATION (Name of Institution)

By:	/s/ Jessica R. Richardson
Name: Jessica R. Richardson
Title: First Vice President

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

NATIONAL CITY BANK OF PENNSYLVANIA (Name of Institution)

By:	/s/ Richard D. Barnes
Name: Richard D. Barnes
Title: Vice President

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

WELLS FARGO BANK, N.A. (Name of Institution)

By:	/s/ Michael Real
Name: Michael Real
Title: Vice President

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

BANK ONE, N.A., as a Lender (Name of Institution)

By:	/s/ Sharon Ellis
Name: Sharon Ellis
Title: Vice President

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

UNION BANK OF CALIFORNIA, N.A. (Name of Institution)

By:	/s/ Christine M. Davis
Name: Christine M. Davis
Title: Vice President

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

TEXAS CAPITAL BANK, N.A. (Name of Institution)

By:	/s/ Paul Howell
Name: Paul Howell
Title: Vice President

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

JP MORGAN CHASE BANK (Name of Institution)

By:	/s/ Brian McDougal
Name: Brian McDougal
Title: Vice President

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

SAWGRASS TRADING LLC (Name of Institution)

By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Assistant Vice President

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

SEMINOLE FUNDING LLC (Name of Institution)

By:	/s/ Diana M. Himes
Name: Diana M. Himes
Title: Assistant Vice President

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

SUNAMERICA LIFE INSURANCE COMPANY By: AIG Global Investment Corp. as Investment Advisor (Name of Institution)

By:	/s/ Not legible
Name:
Title:

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

GALAXY CLO 1999-1 LTD. By: AIG Global Investment Corp. as Collateral Manager (Name of Institution)

By:	/s/ Not legible
Name:
Title:

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

GALAXY CLO 2003-1, LTD. By: AIG Global Investment Corp. as Investment Advisor (Name of Institution)

By:	/s/ Not legible
Name:
Title:

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

HARCH CLO I, LTD. (Name of Institution)

By:	/s/ Michael E. Lewitt
Name: Michael E. Lewitt
Title: Authorized Signatory

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

SECURITY INCOME FUND – INCOME OPPORTUNITY SERIES By: Four Corners Capital Management LLC as Collateral Manager (Name of Institution)

By:	/s/ Dean Valentine
Name: Dean Valentine
Title: Vice President

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND By: Four Corners Capital Management LLC as Collateral Manager (Name of Institution)

By:	/s/ Dean Valentine
Name: Dean Valentine
Title: Vice President

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

ARCHIMEDES FUNDING III, LTD. By: ING Capital Advisors LLC, as Collateral Manager (Name of Institution)

By:	/s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Managing Director

ARCHIMEDES FUNDING IV (CAYMAN) LTD. By: ING Capital Advisors LLC, as Collateral Manager (Name of Institution)

By:	/s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Managing Director

ENDURANCE CLO I, LTD C/o ING Capital Advisors LLC, As Portfolio Manager (Name of Institution)

By:	/s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Managing Director

NEMEAN CLO, LTD. By: ING Capital Advisors LLC, as Investment Manager (Name of Institution)

By:	/s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Managing Director

SEQUILS-ING I (HBDGM), LTD. By: ING Capital Advisors LLC, as Collateral Manager (Name of Institution)

By:	/s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Managing Director

[Counterpart Signature Page to First Amendment to Credit Agreement]

ING-ORYX CLO, LTD. By: ING Capital Advisors LLC, as Collateral Manager (Name of Institution)

By:	/s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Managing Director

BALANCED HIGH-YIELD FUND II, LTD. By: ING Capital Advisors LLC, as Asset Manager (Name of Institution)

By:	/s/ Gordon R. Cook
Name: Gordon R. Cook
Title: Managing Director

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

KZH RIVERSIDE LLC (Name of Institution)

By:	/s/ Dorian Herrera
Name: Dorian Herrera
Title: Authorized Agent

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

KZH SOLEIL, LLC (Name of Institution)

By:	/s/ Dorian Herrera
Name: Dorian Herrera
Title: Authorized Agent

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

KZH SOLEIL-2 LLC (Name of Institution)

By:	/s/ Dorian Herrera
Name: Dorian Herrera
Title: Authorized Agent

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

MERRILL LYNCH CAPITAL, a division of Merrill Lynch Business Financial Services, Inc. (Name of Institution)

By:	/s/ K. Craig Gallehugh
Name: K. Craig Gallehugh
Title: Director

[Counterpart Signature Page to First Amendment to Credit Agreement]

LENDER:

APEX (TRIMARAN) CDO I, LTD. By: Trimaran Advisors, L.L.C. (Name of Institution)

By:	/s/ David M. Millison
Name: David M. Millison
Title: Managing Director

[Counterpart Signature Page to First Amendment to Credit Agreement]